Exhibit 32.2

PHX Minerals Inc.

1320 South University Drive Suite #720

Fort Worth, TX 76107

CERTIFICATION OF CHIEF FINANCIAL OFFICER

REGARDING PERIODIC REPORT CONTAINING

FINANCIAL STATEMENTS

I, Ralph D’Amico, Chief Financial Officer of PHX Minerals Inc. (the “Company”), in compliance with 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, hereby certify in connection with the Company’s Annual Report on Form 10- K for the period that ended December 31, 2023, as filed with the Securities and Exchange Commission (the “Report”) that:

(1) The Report fully complies with the requirements of Section 13(a) or Section 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in this Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ Ralph D’Amico
Ralph D’Amico
Executive Vice President,
Chief Financial Officer

March 12, 2024